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                                                                   EXHIBIT 10.dd

                    SECOND AMENDMENT TO AMENDED AND RESTATED
                            PARTNERSHIP AGREEMENT OF
                              TIDE POINTE PARTNERS

         THIS SECOND AMENDMENT to Amended and Restated Partnership Agreement of Tide Pointe Partners (the "Amendment") is entered into this 24th day of May, 1995, by and between PROVIDERS ENTERPRISES, INC., an Ohio corporation ("PE") and SEA PINES/TIDE POINTE, INC., a South Carolina corporation ("Sea Pines").

                                   RECITALS:

         A. PE and Sea Pines are parties to an Amended and Restated Partnership Agreement of Tide Pointe Partners (the "Partnership Agreement"). Unless otherwise stated, all terms defined in the Partnership Agreement are used in this Second Amendment with the same meaning.

         B. PE and Sea Pines desire to amend the Partnership Agreement in accordance with the terms and conditions of this Second Amendment.

         NOW, THEREFORE, intending to be legally bound hereby, the parties hereby agree to continue the Partnership under the Act, upon the following terms and conditions:

         Section I. Amendments to Partnership Agreement. The Partnership Agreement is hereby amended as follows:

                  1. On or after the effective date of this Amendment, each reference in the Partnership Agreement and this Amendment to "this Agreement," "hereunder" and "hereof" or words of like import referring to the Partnership Agreement shall mean and refer to the Partnership Agreement, as amended by the First Amendment dated August 1, 1994, and by this Second Amendment. The Partnership Agreement, as amended by the Amendment, is, and shall continue to be, in full force and effect and hereby is ratified and confirmed in all respects.

                  2. Article 5 of the Partnership Agreement is amended by deleting Section 5.3 in its entirety and substituting a restated Section 5.3 as follows:

                                   ARTICLE 5

         ...

         Section 5.3  Guaranty of PE Debt

                  (a) On January 18, 1994, the Partnership executed and delivered a Guaranty (the "Original Guaranty") of PE's Demand
         Promissory Note in the
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         principal amount of $5,000,000.00 dated January 18, 1994 (the "Original
         Note") payable to P-I-E Financial Corp., an Ohio corporation, the sole shareholder of PE ("P-I-E Financial"). The Original Guaranty was secured by a Mortgage on the project (the "$5,000,000.00 Mortgage") which Mortgage was junior and subordinate to the mortgage securing the then existing senior bank financing for the project in favor of NationsBank of South Carolina (the "NationsBank Mortgage").
         Concurrently herewith, the Partnership has executed and delivered an Amendment to Promissory Note amending the Original Note (the Original Note, as so amended, being hereinafter referred to as the "$5,000,000.00 Note") and a Revised and Restated Guaranty Agreement
         (the "$5,000,000.00 Guaranty") revising and restating the Original Guaranty. If, pursuant to the $5,000,000.00 Guaranty, the Partnership pays all or any portion of the principal amount of the $5,000,000.00 Note, the Unpaid Capital Contributions of PE shall be reduced by the amount of such payment.

                  (b) On August 4, 1994, to evidence the Partner Loan by PE referred to in Section 6.1 of this Agreement, the Partnership executed and delivered a Promissory Note payable to PE in the principal amount of $7,095,000.00. Such Note was secured by a Mortgage on the project (the "$7,095,000.00 Mortgage"), which Mortgage was junior and subordinate to the NationsBank Mortgage and the $5,000,000.00 Mortgage. Concurrently herewith, the Partnership has executed and delivered a Guaranty (the "$7,095,000.00 Guaranty") of PE's Promissory Note in the principal amount of $7,095,000.00 dated August 4, 1994 payable to P-I-E Financial as amended by an Amendment to Promissory Note of even date herewith.

                  (c) As part of the development and construction loan of the Partnership with First Union National Bank ("FUNB") in the amount of $27,500,000.00 (the Tide Pointe Development Loan) and $5,500,000.00 (the Cottage Construction Line of Credit) FUNB is requiring certain additional collateral over and above the real estate collateral required for a development/construction loan, said additional collateral consisting of either cash or securities to be placed in the custody of FUNB through its South Carolina Capital Management Group. Pursuant to a Loan Agreement of even date herewith, (the "P-I-E Loan Agreement"), P-I-E Financial will loan to PE the securities required as "Additional Collateral" under the FUNB loan, and PE hereby agrees to pledge such required collateral for the benefit of the Partnership pursuant to the terms of this Section 5.3. Said Additional Collateral is in the amount of $6,875,000.00 if cash, and $7,218,750.00 if securities and the Pre-Sales Shortfall Funds is limited in the P-I-E Loan Agreement to the amount of $5,000,000.00 if cash and $5,250,000.00 if securities. For purposes of this Partnership Agreement, the "Additional Collateral" and "Pre-Sales Shortfall Funds" shall be collectively


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         referred to as "FUNB Collateral", recognizing, however, that the funds and/or securities will be pledged to FUNB at different times. In summary, the total FUNB Collateral provided as a loan by P-I-E Financial to PE for purposes of the FUNB loan is $11,875,000.00 if cash and $12,468,750.00 if securities.

                  Simultaneously with the closing date for the FUNB loan, the Partnership will execute and deliver a Guaranty in favor of P-I-E Financial (the "$12,468,750.00 Guaranty") of PE's obligation under the P-I-E Loan Agreement in the total amount of up to $12,468,750.00. The $12,468,750.00 Guaranty will be secured by a Mortgage and other corollary loan documents on the project (the "Consolidated Mortgage"), which Consolidated Mortgage shall be junior and subordinate to the FUNB loan for the project. Said Consolidated Mortgage shall supersede and replace the $5,000,000.00 Mortgage and the $7,095,000.00 Mortgage so that the total potential indebtedness secured by said Consolidated Mortgage shall be the $5,000,000.00 represented by the $5,000,000.00 Guaranty, the $7,095,000.00 represented by the $7,095,000.000 Guaranty and the $12,468,750.00 for the FUNB Collateral, or a total of $24,563,750.00. The $7,095,000 Guaranty, the $12,468,750.00 Guaranty,
         the Consolidated Mortgage and all corollary loan documents shall be in a form and substance reasonably satisfactory to PE and its counsel.

                  (d) Upon the closing and the funding of the FUNB loan as referenced above, the priorities of the real estate mortgages against the project will be as follows:

                           (i)  FUNB Mortgage;

                          (ii) Consolidated Mortgage securing the $5,000,000 Guaranty, the $7,095,000 Guaranty, and the $12,468,750 Guaranty;

                         (iii) The $1,505,000 Mortgage in favor of Sea Pines dated August 4, 1994 which Mortgage shall be considered on a par with the $7,095,000 portion of the Consolidated Mortgage.

                  (e) The Consolidated Mortgage and related loan documentation will provide for the following priorities:

                           (i)  The $12,468,750 Guaranty;

                          (ii)  The $5,000,000 Guaranty;

                         (iii)  The $7,095,000 Guaranty.


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                  (f)  The Partners recognize and acknowledge that upon and
         after the occurrence and continuance of an Event of Default (as defined in the P-I-E Loan Agreement), then among other things, in the event that PE is unable to return and/or repay any FUNB Collateral because FUNB fails or refuses to release such FUNB Collateral or for any other reason whatsoever, then the Partnership will be obligated pursuant to the $12,468,750.00 Guaranty to immediately pay to P-I-E Financial, in immediately available funds, an amount in cash equal to the sum of (i) the aggregate principal amount of such FUNB collateral, (ii) the total of all Interest Remittances (as defined in the P-I-E Loan Agreement) which shall not have been made to P-I-E Financial, and all other payments required to be made to P-I-E Financial under the P-I-E Loan Agreement, together with interest on all of the foregoing at the Default Rate (as defined in the P-I-E Loan Agreement) from the time of such Event of Default.

         Section II. Counterparts. This Amendment may be executed in multiple counterparts, all of which when taken together shall constitute one document.

         IN WITNESS WHEREOF, the parties have executed this Amendment, in multiple counterparts, as of the day and year first above written.


WITNESSES:                            TIDE POINTE PARTNERS,
                                      an Ohio Partnership

                                      By:  PROVIDERS ENTERPRISES, INC., an
                                           Ohio Corporation, its General Partner


                                           By:  /s/ Herbert L. McKee
---------------------------------               --------------------------------
                                                    Herbert L. McKee
                                                    Its Vice-President


                                           Attest:  /s/ Warren L. Udisky
---------------------------------                   ----------------------------
                                                        Warren L. Udisky
                                                        Its Secretary


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WITNESSES:                            By:  SEA PINES/TIDE POINTE, INC., a
                                           South Carolina Corporation,
                                           its General Partner


                                           By:  /s/ Michael E. Lawrence
---------------------------------               --------------------------------
                                                    Michael E. Lawrence
                                                    Its President

                                           Attest:  /s/ Carol P. Cramer
---------------------------------                   ----------------------------
                                                        Carol P. Cramer
                                                        Its Secretary


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